UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 9, 2004

                               China Finance, Inc.
                               -------------------
               (Exact name of registrant as specified in charter)

            Utah                         333-46114               87-0650976
----------------------------      ------------------------     -------------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)

 11 Pavonia Avenue, Suite 615, Jersey City, New Jersey               07310
 -----------------------------------------------------               -----
        (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (201) 216-0880
                                                     ---------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01. Regulation FD Disclosure

      On November 22, 2004 China Finance, Inc. (the "Company") issued a press release containing its financial results for the fiscal quarter ended September 30, 2004 and discussing its business through its newly-acquired, wholly-owned subsidiary Shenzen Shiji Ruicheng Guaranty and Investment Company. A copy of this press release is furnished herewith as Exhibit 99.1 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

      (c)   Exhibits

      Exhibit No.          Description
      -----------          -----------

          99.1             Press release of China Finance, Inc., dated November
                           22, 2004.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CHINA FINANCE, INC.


                                      By: /s/ Charles Wang
                                          -------------------------------------
                                          Charles Wang
                                          Chief Financial Officer and Secretary

Dated:  November 22, 2004


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

                                  EXHIBIT INDEX

      Exhibit No.          Description
      -----------          -----------

          99.1             Press release of China Finance, Inc., dated November
                           22, 2004.


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